Exhibit 10.15

EXECUTION VERSION

SECURITY AGREEMENT

Dated August 18, 2015

among

The Grantors referred to herein,

as Grantors

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Collateral Agent

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Schedules:

Schedule I	-	Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number, Tax Identification Number and Trade Names
Schedule II	-	Pledged Interests
Schedule III	-	Patents, Trademarks and Copyrights
Schedule IV	-	Commercial Tort Claims
Schedule V	-	Equipment and Inventory

Exhibits:

Exhibit A	-	Form of Security Agreement Supplement
Exhibit B	-	Form of Intellectual Property Security Agreement
Exhibit C	-	Form of Intellectual Property Security Agreement Supplement

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SECURITY AGREEMENT dated as of August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among JAGUAR HOLDING COMPANY II, a Delaware corporation (“Parent Borrower”), PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC, a Delaware limited liability company (the “Subsidiary Borrower” and together with Parent Borrower, the “Borrowers”), JAGUAR HOLDING COMPANY I, a Delaware corporation (“Holdings”), WILDCAT ACQUISITION HOLDINGS (UK) LIMITED, a limited liability company incorporated under the laws of England and Wales (“UK HoldCo”), JAGUAR CAYMAN FINANCE LIMITED, an exempted company duly incorporated under the laws of the Cayman Islands with limited liability and registration number 263841 (“Cayman FinCo”), the other Persons listed on the signature pages hereof (the “Subsidiary Grantors”), the Additional Grantors (as hereinafter defined) from time to time party hereto (Holdings, Parent Borrower, the Subsidiary Borrower, UK HoldCo, Cayman FinCo, the Subsidiary Grantors and such Additional Grantors being, collectively, the “Grantors”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, collateral agent (in such capacity, together with any successor collateral agent, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement (as defined below)).

PRELIMINARY STATEMENTS

(1) Holdings, Parent Borrower and the Subsidiary Borrower have entered into a Credit Agreement dated of even date herewith (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder), being herein referred to as the “Credit Agreement”), with Credit Suisse AG, Cayman Islands Branch, as Administrative Agent, Collateral Agent and a L/C Issuer, and the other parties party thereto.

(2) Pursuant to the Credit Agreement, the Grantors are entering into this Agreement in order to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as hereinafter defined).

(3) It is a condition precedent to the making of Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time that the Grantors shall have granted the security interests and made the pledges contemplated by this Agreement.

(4) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents and the other Secured Documents (as defined herein).

(5) Capitalized terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC are used in this Agreement as such terms are defined in such Article 8 or 9 (including Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Deposit Accounts, Documents, Equipment, Financial Assets, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Securities Accounts, Securities Intermediary, Security, Security Entitlements and Supporting Obligations).

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans from time to time, the L/C Issuers to issue Letters of Credit from time to time, the Hedge Banks to enter into Secured Hedge Agreements from time to time and the Cash Management Banks to enter into Secured Cash Management Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for the benefit of the Secured Parties as follows:

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Section 1. Grant of Security. As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined below), each Grantor hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) all Commercial Tort Claims set forth on Schedule IV hereto or for which notice is required to be provided pursuant to Section 5(a) below;

(e) all Deposit Accounts;

(f) all Documents;

(g) all Equipment;

(h) subject to Section 21 hereof, all Fixtures;

(i) all General Intangibles;

(j) all Goods;

(k) all Instruments;

(l) all Inventory;

(m) all Letter-of-Credit Rights;

(n) the following (the “Security Collateral”):

(i) all indebtedness from time to time owed to such Grantor, including, without limitation, the indebtedness set forth opposite such Grantor’s name on and otherwise described on Schedule II (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such indebtedness being the “Pledged Debt”), and the instruments and promissory notes, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

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(ii) all Equity Interests of any Person from time to time acquired, owned or held directly by such Grantor in any manner, including, without limitation, the Equity Interests owned or held by each Grantor set forth opposite such Grantor’s name on and otherwise described on Schedule II (as such Schedule II may be supplemented from time to time by supplements to this Agreement) (all such Equity Interests being the “Pledged Interests”), and the certificates, if any, representing such shares or units or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; provided that such Grantor shall not be required to pledge, and the terms “Pledged Interests” and “Security Collateral” used in this Agreement shall not include, any voting Equity Interests that constitute Excluded Assets; and

(iii) all Investment Property and all Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange therefor and all warrants, rights or options issued thereon or with respect thereto;

(o) all contracts and agreements between any Grantor and one or more additional parties (including, without limitation, any Swap Contracts, licensing agreements and any partnership agreements, joint venture agreements, limited liability company agreements) and the IP Agreements (as hereinafter defined), in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements (all such Collateral being the “Agreement Collateral”);

(p) the following (collectively, the “Intellectual Property Collateral”):

(i) all patents, patent applications, utility models, statutory invention registrations and all inventions claimed or disclosed therein and all improvements thereto (“Patents”);

(ii) all trademarks, trademark applications, service marks, domain names, trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law), together, in each case, with the goodwill symbolized thereby (“Trademarks”);

(iii) all copyrights, including, without limitation, copyrights in Computer Software (as hereinafter defined), internet websites and the content thereof, whether registered or unregistered (“Copyrights”);

(iv) all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing (“Computer Software”);

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(v) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

(vi) all registrations and applications for registration for any of the foregoing, including, without limitation, those registrations and applications for registration at the U.S. Patent and Trademark Office (the “USPTO”) or the U.S. Copyright Office (the “USCO”) set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being substantially in the form of Exhibit C hereto (an “IP Security Agreement Supplement”) executed by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

(vii) all tangible embodiments of the foregoing, all rights in the foregoing corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(viii) all agreements granting to any Grantor, or pursuant to which any Grantor grants to any other Person rights in any of the foregoing (“IP Agreements”); and

(ix) any and all claims for damages or injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(q) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral;

(r) all other tangible and intangible personal property of whatever nature whether or not covered by Article 9 of the UCC; and

(s) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and Supporting Obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and Supporting Obligations that constitute property of the types described in clauses (a) through (r) of this Section 1), and, to the extent not otherwise included, all payments under insurance covering any Collateral (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

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provided that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s), the security interest created by this Agreement shall not extend to, and the terms “Collateral,” “Security Collateral,” “Agreement Collateral,” “Intellectual Property Collateral” and other terms defining the components of the Collateral in the foregoing clauses (a) through (s) shall not include any of the following (collectively, the “Excluded Assets”):

(i) Excluded Property;

(ii) any property of Holdings other than Equity Interests of Parent Borrower, the certificates, if any, representing such Equity Interests, all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and all warrants, rights and options issued thereon or with respect thereto;

(iii) any Equity Interests of UK Holdco held by any Grantor, the certificates, if any, representing such Equity Interests, all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and all warrants, rights and options issued thereon or with respect thereto; and

(iv) any property acquired, owned or held by UK Holdco other than Equity Interests of any Domestic Subsidiary (other than any FSHCO or Controlled Foreign Subsidiary), the certificates, if any, representing such Equity Interests, all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and all warrants, rights and options issued thereon or with respect thereto;

provided, further, that immediately upon the ineffectiveness, lapse or termination of any restriction or condition covering, or resulting in, any asset or other property of a Grantor constituting an Excluded Asset, the Collateral shall include and such Grantor shall be deemed to have granted a security interest in, such Grantor’s right, title and interest in and to such asset or other property as if such restriction or condition had never been in effect and such asset or other property shall no longer constitute an Excluded Asset;

provided, further, that notwithstanding anything to the contrary contained in the foregoing clauses (a) through (s), no Grantor shall be required to (x) take any action or enter into any agreement in contravention of the Perfection Exceptions or (y) make any filing with respect to any Intellectual Property Collateral other than filing a UCC financing statement and filings at the USPTO or USCO.

Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, any Secured Cash Management Agreement or any Secured Hedge Agreement (the Loan Documents, Secured Cash Management Agreements and Secured Hedge Agreements, collectively, the “Secured Documents”) (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the “Secured Obligations”). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

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Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under its contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Secured Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4. Delivery and Control of Security Collateral. (a) All certificates, if any, representing or evidencing the Pledged Interests (other than Equity Interests of non-wholly owned Subsidiaries with a fair market value of less than $7,500,000) and all instruments representing or evidencing the Pledged Debt individually or in an aggregate principal amount together with all other such Pledged Debt in excess of $ 7,500,000 (other than any short-term intercompany current liabilities incurred in the ordinary course of business and consistent with past practice in connection with the cash management operations of the Parent Borrower and its Restricted Subsidiaries) shall be promptly delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. During the continuation of an Event of Default, the Collateral Agent shall have the right at any time, in its discretion and without notice to any Grantor, to (i) transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 10(a), (ii) exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations and (iii) convert Security Collateral consisting of Financial Assets credited to any Securities Account to Security Collateral consisting of Financial Assets held directly by the Collateral Agent, and to convert Security Collateral consisting of Financial Assets held directly by the Collateral Agent to Security Collateral consisting of Financial Assets credited to any Securities Account.

(b) During the continuation of an Event of Default and after the Collateral Agent has given notice to the applicable Grantor of its intent to exercise remedies, with respect to any Security Collateral in which any Grantor has any right, title or interest and that (i) is not an uncertificated security, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer of Pledged Interests that such Pledged Interests are subject to the security interests granted hereunder or (ii) is an uncertificated security, promptly upon the request of the Collateral Agent, such Grantor will cause the issuer thereof either (A) to (other than with respect to shares in Cayman FinCo) register the Collateral Agent as the registered owner of such security or (B) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.

(c) Each Grantor agrees that to the extent each interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, (i) such interest shall be certificated and (ii) each such interest shall at all times

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hereafter continue to be such a security and represented by such certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled now or in the future by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such Grantor provides written notification to the Collateral Agent of such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

(d) During the continuation of an Event of Default and after the Collateral Agent has given notice to the applicable Grantor of its intent to exercise remedies, promptly upon the request of the Collateral Agent, such Grantor will notify each issuer of Pledged Debt that such Pledged Debt is subject to the security interests granted hereunder.

Section 5. Maintaining Collateral Accounts; Giving Notice of Commercial Tort Claims. So long as any Secured Obligation of any Loan Party shall remain unpaid (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) or any Letter of Credit shall be outstanding (other than Letters of Credit which have been Cash Collateralized):

(a) each Grantor (other than Holdings) will give prompt notice to the Collateral Agent of any individual Commercial Tort Claim with a claimed amount in excess of $7,500,000 and will promptly execute or otherwise authenticate a supplement to this Agreement and otherwise take all necessary action to subject such Commercial Tort Claim to the security interests granted under this Agreement; and

(b) with respect to any Deposit Accounts containing Cash Collateral, each Grantor (other than Holdings) will maintain such Deposit Accounts only with the Administrative Agent or the Collateral Agent or with another commercial bank reasonably acceptable to the Collateral Agent that has agreed with such Grantor and the Collateral Agent to comply with instructions originated by the Collateral Agent directing the disposition of funds in such accounts without the further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent.

Section 6. Representations and Warranties. Each Grantor represents and warrants to the Collateral Agent and each Secured Party as follows (it being understood that none of the following applies to the Excluded Assets):

(a) as of the Closing Date (after giving effect to the Transactions), (i) such Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any) and taxpayer identification number (if any) are correctly set forth in Schedule I hereto (as such Schedule I may be supplemented from time to time by supplements to this Agreement), (ii) such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth in Schedule I hereto and (iii) such Grantor has no trade names other than as listed on Schedule I hereto and, within the 5 years preceding the Closing Date, has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or incorporation, organizational identification number or taxpayer identification number (if any) from those set forth on Schedule I, except as described on Schedule I;

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(b) all of the Equipment and Inventory of such Grantor (other than Holdings), in each case, with value (together with the value of all Equipment and Inventory of all other Grantors located at the same place) in excess of $7,500,000 are located at the places specified in Schedule 5.08(b) to the Credit Agreement and on Schedule V hereto as of the Closing Date. All Pledged Interests consisting of certificated securities (other than Equity Interests of non-wholly owned Subsidiaries with a fair market value of less than $7,500,000) and all Pledged Debt consisting of instruments in an aggregate principal amount in excess of $7,500,000 have been or will be delivered to the Collateral Agent in accordance herewith and with the Credit Agreement;

(c) such Grantor is the legal and beneficial owner of the Collateral (other than Intellectual Property Collateral) granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement, and Permitted Liens;

(d) (i) the Pledged Interests pledged by such Grantor on the Closing Date constitute the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on Schedule II hereto, which schedule correctly represents as of the date hereof the issuer, the certificate number, if any, the Grantor and the record owner, the number and class and the percentage pledged of such class, (ii) no amount payable under or in connection with any of the Pledged Debt in an aggregate principal amount in excess of $7,500,000 on the Closing Date is evidenced by an instrument or Tangible Chattel Paper other than such instruments and Tangible Chattel Paper indicated on Schedule II, which schedule correctly represents the issuers thereof, the initial principal amount, the Grantor and holder and date of issuance of all Pledged Debt, and (iii) as of the Closing Date, the Pledged Interests pledged by such Grantor hereunder have been validly issued and, in the case of Pledged Interests issued by a corporation, are fully paid and non-assessable (to the extent such concepts are applicable in the relevant jurisdiction) and, in the case of Pledged Debt among the Grantors and their Subsidiaries, are legal, valid and binding obligations of the issuers thereof;

(e) such Grantor has full power, authority and legal right to pledge all the Collateral pledged by such Grantor pursuant to this Agreement and upon the filing of appropriate financing statements under the UCC and the recordation of the IP Security Agreement (as defined below) with the USPTO and the USCO and the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by this Agreement), all actions necessary to perfect the security interest, so far as perfection is possible under relevant law, in the Collateral of such Grantor created under this Agreement with respect to which a Lien may be perfected by filing or possession or control pursuant to the UCC or 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 subject to the terms of this Agreement shall have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid, enforceable and, together with such filings and other actions, perfected, so far as perfection is possible under relevant law, first priority security interest in such Collateral of such Grantor (subject to the Perfection Exceptions and Permitted Liens), securing the payment of the Secured Obligations;

(f) except with respect to Holdings and as could not reasonably be expected to have a Material Adverse Effect:

(i) to the knowledge of any Grantor, the conduct of the business of such Grantor as currently conducted does not infringe upon, misappropriate, dilute or otherwise violate the intellectual property rights of any third party;

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(ii) such Grantor is the exclusive owner of all of the Intellectual Property Collateral set forth on Schedule III, and is entitled to use all Intellectual Property Collateral subject only to the terms of the IP Agreements;

(iii) as of the Closing Date, the Intellectual Property Collateral set forth on Schedule III hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications filed at the USPTO or the USCO material to such Grantor’s business (hereinafter “Registered Intellectual Property Collateral”);

(iv) the Registered Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part;

(v) no claim, action, suit, investigation, litigation or proceeding has been asserted in writing and is pending or, to the knowledge of such Grantor, is threatened in writing against such Grantor (i) challenging the Grantor’s ownership of any of the Intellectual Property Collateral or (ii) alleging that the services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other intellectual property right of any third party. To the knowledge of any Grantor, no Person is engaging in any activity that infringes, misappropriates, dilutes or otherwise violates the Intellectual Property Collateral owned by such Grantor; and

(g) such Grantor (other than Holdings) has no Commercial Tort Claims with an individual claimed value in excess of $7,500,000 other than those listed in Schedule IV and additional Commercial Tort Claims subject to the requirements of Section 5(a) hereof.

Section 7. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or that the Collateral Agent may reasonably request, in order to grant, preserve, perfect and/or protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor, subject in each case to the Perfection Exceptions. Without limiting the generality of the foregoing, each Grantor will, upon the Collateral Agent’s reasonable request, promptly with respect to Collateral of such Grantor: (i) if any such Collateral with a value in excess of $7,500,000 shall be evidenced by a promissory note or other instrument or Chattel Paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be reasonably necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the perfected security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank (to the extent required to be pledged pursuant to the Credit Agreement or this Agreement); and (iv) deliver to the Collateral Agent evidence that all other action (subject to the Perfection Exceptions) that the Collateral Agent may reasonably require from time to time in order to grant, preserve, perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement has been taken.

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(b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect), whether now owned or hereafter acquired, of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

(c) At the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01(a) of the Credit Agreement, the Borrowers shall update Schedules II through IV of this Agreement with any changes since the Closing Date or the delivery of the previous annual financial statements, as applicable, or confirm that there have been no such changes during such period.

Section 8. Post-Closing Changes; Collections on Assigned Agreements and Accounts. (a) No Grantor will change its name, type of organization, jurisdiction of organization or incorporation, organizational identification number (if any), taxpayer identification number (if any) or location from those referred to in Section 6(a) of this Agreement without giving concurrent written notice (or subsequent written notice if the Collateral Agent agrees in its reasonable discretion) to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of maintaining the perfection and priority of the security interest created by this Agreement.

(b) Except as otherwise provided in this Section 8(b), each Grantor (other than Holdings) will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Accounts. In connection with such collections, such Grantor may take (and, at the Collateral Agent’s direction during the continuation of an Event of Default, shall take) such commercially reasonable action as such Grantor (or, during the continuation of an Event of Default, the Collateral Agent) may deem necessary or advisable to enforce collection thereof; provided, however, that the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Accounts, including, without limitation, those rights set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Accounts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be either (A) released to such Grantor to the extent permitted under the terms of the Credit Agreement so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 8.04 of the Credit Agreement and (ii) except with the consent of the Collateral Agent, such Grantor will not adjust, settle or compromise the amount or payment of any Account, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

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Section 9. As to Intellectual Property Collateral. (a) Except as could not reasonably be expected to have a Material Adverse Effect, with respect to each item of its Registered Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the USPTO and USCO, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the USPTO and USCO, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, each Grantor shall use proper statutory notice in connection with its use of Intellectual Property Collateral registered with, issued by, or applied for with the USPTO or USCO that is material to the business of the Parent Borrower and its Restricted Subsidiaries. Except as could not be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Registered Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(c) Notwithstanding the foregoing, each Grantor may refrain from taking, or shall be permitted to take, as the case may be, any actions otherwise prohibited or required by the foregoing clauses (a) and (b) of this Section 9 with respect to Intellectual Property Collateral which it determines in its good faith commercially reasonable business judgment not to be useful to its business or worth protecting or maintaining (including without limitation by abandoning, failing to defend or maintain or causing any such Intellectual Property Collateral to become unenforceable, abandoned, invalidated or publicly available).

(d) With respect to its Registered Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B hereto (an “IP Security Agreement”), for recording the security interest granted hereunder to the Collateral Agent in such Registered Intellectual Property Collateral with the USPTO and USCO.

(e) Without limiting Section 1, each Grantor (other than Holdings) agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(p) that is not, as of the Closing Date, a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. Each Grantor shall, to the extent required pursuant to Section 6.12 of the Credit Agreement, execute and deliver to the Collateral Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property which IP Security Agreement Supplement shall be recorded with the USPTO and USCO.

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(f) At such time as the Collateral Agent is lawfully entitled to exercise its rights and remedies under Section 14, each Grantor grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign or sublicense any Intellectual Property Collateral in which such Grantor has rights wherever the same may be located, including, without limitation, in such license access to (i) all media in which any of the licensed items may be recorded or stored, and (ii) all software and computer programs used for compilation or print-out. The license granted under this Section is to enable the Collateral Agent to exercise its rights and remedies under Section 14 and for no other purpose.

Section 10. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and, other than in the case of an Event of Default under Section 8.01(f) or (g) of the Credit Agreement, the Collateral Agent has not notified such Grantor of its intent to exercise remedies as set forth below:

(i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right in a manner prohibited by the Loan Documents;

(ii) each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all:

(A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

(B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

(C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

(x) in the case of the foregoing clause (A), any such property distributed in respect of any Security Collateral shall be deemed to constitute acquired property and shall be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement or other instrument) in accordance with the terms of this Agreement and the provisions of Section 6.12 of the Credit Agreement and (y) in the case of the foregoing clauses (B) and (C), any such cash distributed in respect of any Security Collateral shall be subject to the provisions of the Credit Agreement applicable to the proceeds of a Disposition of property; and

(iii) the Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

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(b) Upon the occurrence and during the continuance of an Event of Default:

(i) upon notice to the applicable Grantor (and automatically in the case of clause (y) below to the extent such Event of Default is under Section 8.01(f) or (g) of the Credit Agreement), all rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 10(a)(i) shall cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 10(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions; and

(ii) all dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 10(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

Section 11. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (in accordance with this Agreement and each other applicable Loan Document), including, without limitation:

(a) to obtain and adjust insurance required to be paid to the Collateral Agent;

(b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) to receive, indorse and collect any drafts or other instruments, documents and Chattel Paper, in connection with clause (a) or (b) above; and

(d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

Section 12. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein after the expiration or termination of any applicable cure or grace periods, the Collateral Agent may, after providing notice to such Grantor of its intent to do so, but without any obligation to do so, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 15.

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Section 13. The Collateral Agent’s Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care with respect to the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Article IX of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Article IX of the Credit Agreement.

(b) The Secured Parties and the Collateral Agent have no obligation to keep Collateral in their possession identifiable. The Collateral Agent has no obligation to collect dividends, distributions or interest payable on, or exercise any option or right in connection with any Collateral. The Collateral Agent has no obligation to protect or preserve any Collateral from depreciating in value or becoming worthless and is released from all responsibility for any loss of value, whether such Collateral is in the possession of, is a security entitlement of, or is subject to the control of, the Collateral Agent, a securities intermediary, the Grantor or any other person.

(c) The Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

Section 14. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may

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deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Accounts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to accounts containing Cash Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Accounts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC, in each case in accordance with the other provisions of this Agreement. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

(c) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to any Deposit Account of a Grantor that is not an Exempt Deposit Account. For purposes of this Agreement, the term “Exempt Deposit Account” shall mean any Deposit Account owned by or in the name of a Loan Party with respect to which such Loan Party is acting as a fiduciary for another Person who is not a Loan Party.

(d) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 15) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations, in the manner set forth in Section 8.04 of the Credit Agreement. Notwithstanding the foregoing, if intercreditor arrangements have been entered into in accordance with Section 9.11 of the Credit Agreement among the holders of the Secured Obligations and holders of any other Indebtedness permitted under the Credit Agreement which provides for the application of proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, then such proceeds may be applied pursuant to the terms of such intercreditor arrangements.

(e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

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(f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 14, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

(g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 14, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto; (ii) any information and projections; and (iii) any other information in its possession relating to such Security Collateral.

(h) Except as otherwise provided in any Loan Documents, with the written consent of the Administrative Agent and the Required Lenders, to the extent permitted by any such requirement of Law (including, without limitation, Section 9-610 of the UCC), the Collateral Agent (or any other Person on its behalf) may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for Disposition in accordance with this Section 14 without accountability to the relevant Grantor.

(i) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in Section 14(f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with Section 14(f) above.

Section 15. Expenses. (a) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof, in each case, in the manner and to the extent set forth in Section 10.04 of the Credit Agreement.

(b) The parties hereto agree that the Collateral Agent shall be entitled to the benefits of, and the Grantors shall jointly and severally have the indemnification obligations described in, Section 10.05 of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Secured Documents. The provisions of this Section 15 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Collateral Agent, or any investigation made by or on behalf of the Collateral Agent or any Secured Party. The Grantors shall promptly pay or promptly reimburse the Collateral Agent and each Secured Party, as applicable, for all amounts due under this Section 15.

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Section 16. Amendments; Waivers; Additional Grantors; Etc. (a) Subject to Section 10.01 of the Credit Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

(b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement or Secured Hedge Agreement, to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement, the other Loan Documents and any Secured Cash Management Agreement or Secured Hedge Agreement, to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental schedules I through V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

Section 17. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication or facsimile transmission) and mailed, telegraphed, telecopied, telexed, faxed or delivered to it, if to any Grantor, addressed to it in care of the Parent Borrower at the Parent Borrower’s address specified in Schedule 10.02 of the Credit Agreement, or if to the Collateral Agent, at its address specified in Schedule 10.02 of the Credit Agreement. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier or in .pdf or similar format by electronic mail of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

Section 18. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.07 of the Credit Agreement.

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Section 19. Release; Termination. (a) Upon any sale, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Loan Documents to a Person that is not a Loan Party or in connection with any other release of the Liens on the Collateral provided for in Section 9.11 of the Credit Agreement, the Collateral Agent will, at such Grantor’s expense, execute and deliver without recourse and without any representation or warranty of any kind (either express or implied) to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that such Grantor shall have delivered to the Collateral Agent a written request for release (with a reasonably detailed description of the related sale, transfer or disposition), together with a form of release for execution by the Collateral Agent and, if reasonably requested by the Collateral Agent, a certificate of such Grantor to the effect that the release is in compliance with the Loan Documents.

(b) Upon the termination of the Aggregate Commitments and the payment in full in cash of the Secured Obligations (other than (A) contingent indemnification obligations as to which no claim has been asserted and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) and the termination or expiration of all Letters of Credit (other than Letters of Credit which have been Cash Collateralized), the pledge and security interests granted hereby shall automatically terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

Section 20. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or in .pdf or similar format by electronic mail shall be effective as delivery of an original executed counterpart of this Agreement.

Section 21. The Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures, letting and licenses of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

Section 22. Governing Law; Jurisdiction; Etc. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN WITH RESPECT TO ANY COLLATERAL DOCUMENT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE THEREIN), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES

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THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 22(E) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 23. Intercreditor Agreement. Notwithstanding any provision to the contrary in this Agreement, if any intercreditor agreement is entered into in accordance with Section 9.11 of the Credit Agreement, in the event of any conflict or inconsistency between the provisions of such intercreditor agreement and this Agreement, the provisions of such intercreditor agreement shall prevail.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

JAGUAR HOLDING COMPANY I
JAGUAR HOLDING COMPANY II
PHARMACEUTICAL PRODUCT
DEVELOPMENT, LLC

By:	/s/ B. Judd Hartman

Name:	B. Judd Hartman
Title:	General Counsel and Secretary

ACURIAN, INC.
CLINICAL RESEARCH ADVANTAGE, INC.
CNS RESEARCH SCIENCE, INC.
CRA INTERMEDIATE HOLDINGS, INC.
INNOVA HOLDINGS, INC.
PPD INVESTIGATOR SERVICES, LLC
RADIANT RESEARCH, INC.

By:	/s/ B. Judd Hartman

Name:	B. Judd Hartman
Title:	General Counsel and Secretary

APPLIED BIOSCIENCE INTERNATIONAL, LLC
ATP, LLC
PPD AERONAUTICS, LLC
PPD GLOBAL CENTRAL LABS, LLC
PPD HOLDINGS, LLC
PPD SERVICES, INC.
RIVER VENTURES, LLC

By:	/s/ B. Judd Hartman

Name:	B. Judd Hartman
Title:	Vice President and Secretary

[Signature Page to Security Agreement]

Executed and Delivered as a Deed by:

JAGUAR CAYMAN FINANCE LIMITED

By:	/s/ Brian S. Tuttle

Name:	Brian S. Tuttle
Title:	Director

in the presence of:

Witness:	/s/ Charles H. Munn. Jr.
Name:	Charles H. Munn. Jr.
Address:	[ ] [ ]

[Signature Page to Security Agreement]

WILDCAT ACQUISITION HOLDINGS (UK) LIMITED

By:	/s/ B. Judd Hartman

Name:	B. Judd Hartman
Title:	Director

[Signature Page to Security Agreement]

PPD DEVELOPMENT, L.P.

By:	PPD GP, LLC, its general partner

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Vice President, General Counsel and Secretary

PPD GP, LLC
X-CHEM, INC.

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Vice President, General Counsel and Secretary

PPD VACCINES AND BIOLOGICS, LLC

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	Vice President

PHARMACO INVESTMENTS, INC.

By:	/s/ B. Judd Hartman
Name:	B. Judd Hartman
Title:	President and Secretary

[Signature Page to Security Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

[Signature Page to Security Agreement]

Schedule I

to the Security Agreement

Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational Identification Number, Tax

Identification Number and Trade Names

Grantor	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.	Tax I.D. No.	Trade Names	Chief Executive Office

Acurian, Inc.	Corporation	Delaware	3130371	23-2957455		2 Walnut Grove Drive Suite 375 Horsham, PA 19044

Applied Bioscience International, LLC	Limited liability company	Delaware	2101156	22-2734293		929 North Front Street Wilmington, NC 28401-3331

ATP, LLC	Limited liability company	North Carolina	0553835	56-2203444	PPD Medical Communications	929 North Front Street Wilmington, NC 28401-3331

Clinical Research Advantage, Inc.	Corporation	Arizona	1037628-3	94-3150948	Comprehensive Clinical Development Radiant Clinical Research	2141 E. Broadway Rd., Suite 110 Tempe, AZ 85282

CNS Research Science, Inc.	Corporation	Delaware	5359580	46-3094187	Comprehensive Clinical Development Radiant Clinical Research	2141 E. Broadway Rd., Suite 110 Tempe, AZ 85282

CRA Intermediate Holdings, Inc.	Corporation	Delaware	5202822	46-0929723		2141 E. Broadway Rd., Suite 110 Tempe, AZ 85282

Innova Holdings, Inc.	Corporation	Delaware	4356491	26-2769366		2141 E. Broadway Rd., Suite 110 Tempe, AZ 85282

Jaguar Cayman Finance Limited	Exempted company	Cayman Islands	WK-263841	98-1025815		c/o Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue Georgetown Grand Cayman KY1-9005 Cayman Islands

Grantor	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.	Tax I.D. No.	Trade Names	Chief Executive Office

Jaguar Holding Company I	Corporation	Delaware	5059074	45-3806427		929 North Front Street Wilmington, NC 28401-3331

Jaguar Holding Company II	Corporation	Delaware	5059080	45-3806478		929 North Front Street Wilmington, NC 28401-3331

Pharmaceutical Product Development, LLC	Limited liability company	Delaware	5102683	56-1640186		929 North Front Street Wilmington, NC 28401-3331

Pharmaco Investments, Inc.	Corporation	Delaware	2311147	51-0343818		929 North Front Street Wilmington, NC 28401-3331

PPD AERONAUTICS, LLC	Limited liability company	North Carolina	0596451	56-2259947		929 North Front Street Wilmington, NC 28401-3331

PPD Development, L.P.	Limited partnership	Delaware	5103351	74-2325267		929 North Front Street Wilmington, NC 28401-3331

PPD Global Central Labs, LLC	Limited liability company	Kentucky	0529336	26-0051882		2 Tesseneer Road Highland Heights, KY 41076- 9167

PPD GP, LLC	Limited liability company	Delaware	3468300	N/A		929 North Front Street Wilmington, NC 28401-3331

PPD Holdings, LLC	Limited liability company	Delaware	3457195	N/A		929 North Front Street Wilmington, NC 28401-3331

PPD Investigator Services, LLC	Limited liability company	Delaware	5344516	46-2919241		929 North Front Street Wilmington, NC 28401-3331

PPD Services, Inc.	Corporation	North Carolina	1266960	45-3723770		929 North Front Street Wilmington, NC 28401-3331

PPD Vaccines and Biologics, LLC	Limited liability company	Pennsylvania	3846611	26-3748896		929 North Front Street Wilmington, NC 28401-3331

Grantor	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.	Tax I.D. No.	Trade Names	Chief Executive Office

Radiant Research, Inc.	Corporation	Delaware	4137872	20-4642154	Comprehensive Clinical Development Radiant Clinical Research	2141 E. Broadway Rd., Suite 110 Tempe, AZ 85282

River Ventures, LLC	Limited liability company	North Carolina	0717893	35-2245090		929 North Front Street Wilmington, NC 28401-3331

WILDCAT ACQUISITION HOLDINGS (UK) LIMITED	Private limited company	England and Wales	7832973	98-1025837		Granta Park, Great Abington, Cambridge, CB21 6GQ United Kingdom

X-Chem, Inc.	Corporation	Delaware	4768279	30-0596178		100 Beaver Street, Suite 101 Waltham, MA 02453

Changes in Name, Location, Chief Executive Office, Organization Type, Jurisdiction of Organization, Organizational Identification

Number or Taxpayer Identification Number Within the Last Five Years

Grantor	Former Legal Name and Date of Change	Former Chief Executive Address and Date of Change
Pharmaceutical Product Development, LLC	Pharmaceutical Product Development, Inc.	January 31, 2012

PPD Development, L.P.	PPD Development, LLC	December 27, 2013
	PPD Development, LP	February 1, 2012

Schedule II

to the Security Agreement

Pledged Interests

Pledged Equity

Grantor	Issuer	Class of Equity Interest	Certificate No(s)	Number of Shares	Percentage Pledged

Applied Bioscience International, LLC	PPD Holdings, LLC	Membership Interests	Uncertificated	N/A	100

Applied Bioscience International, LLC	PPD GP, LLC	Membership Interests	Uncertificated	N/A	100

Applied Bioscience International, LLC	PPD Argentina, S.A.	Common Stock	Uncertificated	N/A	5

Applied Bioscience International, LLC	PPD International Holdings, Inc. y Compania Limitada	Membership Interests	Uncertificated	N/A	1

Applied Bioscience International, LLC	PPD (Guatemala), S.A.	Common Stock	0002	5	1

Applied Bioscience International, LLC	PPD Development (HK) Limited	Ordinary Shares	Uncertificated	N/A	50

Applied Bioscience International, LLC	PPD Peru S.A.C.	Ordinary Shares	Uncertificated	N/A	0.1

Clinical Research Advantage, Inc.	CNS Research Science, Inc.	Common Stock	1	100	100

Clinical Research Advantage, Inc.	Innova Holdings, Inc.	Common Stock	3	1,000	100

CRA Intermediate Holdings, Inc.	Clinical Research Advantage, Inc.	Series A Convertible Preferred	PSA-14	32,500,000	100
		Common Stock	C-36	19,500,000	100

Innova Holdings, Inc.	Radiant Research, Inc.	Common Stock	2	1,000	100

Jaguar Holding Company I	Jaguar Holding Company II	Common Stock	1	1,000	100

Jaguar Holding Company II	Jaguar Cayman Finance Limited	Capital	Uncertificated	N/A	100

Jaguar Holding Company II	WILDCAT ACQUISITION HOLDINGS (UK) LIMITED	Ordinary Shares	4	100	100

Grantor	Issuer	Class of Equity Interest	Certificate No(s)	Number of Shares	Percentage Pledged

Pharmaceutical Product Development, LLC	CRA Intermediate Holdings, Inc.	Common Stock	2	100	100

Pharmaceutical Product Development, LLC	PPD Global Central Labs, LLC	Membership Interest	Uncertificated	N/A	100

Pharmaceutical Product Development, LLC	PPD Investigator Services, LLC	Membership Interest	Uncertificated	N/A	100

Pharmaceutical Product Development, LLC	Applied Bioscience International, LLC	Membership Interest	Uncertificated	N/A	100

Pharmaceutical Product Development, LLC	PPD Vaccines and Biologics, LLC	Membership Interest	Uncertificated	N/A	100

Pharmaceutical Product Development, LLC	X-Chem, Inc.	Common Stock	18	6,654,104	100

Pharmaceutical Product Development, LLC	PPD Services, Inc.	Common Stock	2	1,000	100

Pharmaceutical Product Development, LLC	PPD do Brasil- Suporte a Pesquisa Clinica Ltda.	Common Stock	Uncertificated	N/A	0.01

PPD Development, L.P.	Acurian, Inc.	Common Stock	CS-2	1,000	100

PPD Development, L.P.	PPD AERONAUTICS, LLC	Membership Interest	Uncertificated	N/A	100

PPD Development, L.P.	ABPI Finance Corporation	Common Stock	5	65	65

PPD Development, L.P.	PPD International Holdings, LLC	Membership Interest	Uncertificated	N/A	65

PPD Development, L.P.	Pharmaco Investments, Inc.	Common Stock	5	1,000	100

PPD Development, L.P.	ATP, LLC	Membership Interest	Uncertificated	N/A	100

PPD Development, L.P.	River Ventures, LLC	Membership Interest	Uncertificated	N/A	100

PPD Development, L.P.	Pharmaceutical Product Development Spain S.L.	Ordinary Shares	Uncertificated	N/A	0.763

Grantor	Issuer	Class of Equity Interest	Certificate No(s)	Number of Shares	Percentage Pledged
PPD Development, L.P.	PPD Mexico, S.A. de C.V.	Common Stock	Uncertificated	N/A	0.01

PPD GP, LLC	PPD Development, L.P.	Partnership Interest	Uncertificated	N/A	0.1

PPD Holdings, LLC	PPD Development, L.P.	Partnership Interest	Uncertificated	N/A	99.9

WILDCAT ACQUISITION HOLDINGS (UK) LIMITED	Pharmaceutical Product Development, LLC	Membership Units	1	100	100

Pledged Debt

1.	Loan Note Instrument in the amount of $1,450,000,000, dated December 5, 2011, issued by WILDCAT ACQUISITION HOLDINGS (UK) LIMITED to Jaguar Cayman Finance Limited.

a.	Certificate No. 1 issued thereunder: $1,450,000,000

b.	Certificate No. 2 issued thereunder: $30,000,000

c.	Certificate No. 3 issued thereunder: $31,375,000

2.	Loan Note Instrument in the amount of $575,000,000, dated December 5, 2011, issued by WILDCAT ACQUISITION HOLDINGS (UK) LIMITED to Jaguar Cayman Finance Limited.

a.	Certificate No. 1 issued thereunder: $575,000,000

b.	Certificate No. 2 issued thereunder: $54,774,657

c.	Certificate No. 3 issued thereunder: $54,625,000

Schedule III

to the Security Agreement

Patents, Trademarks and Copyrights

Patents

I.	Registered Patents

Owner	Registration Number	Expiration Date
Pharmaceutical Product Development, LLC	7,934,434 B2	Sept. 27, 2029
PPD Development, L.P.	6,507,829	Jan. 17, 2020
Pharmaco Investments, Inc.	8,790,599	Jul. 14, 2031
Pharmaco Investments, Inc. and Duke University	6,191,147	Nov. 15, 2019
Pharmaco Investments, Inc.	6,649,638	Aug. 14, 2022
Pharmaco Investments, Inc.	6,664,277	Aug. 14, 2022
Pharmaco Investments, Inc.	7,112,596	Aug. 14, 2022
Pharmaco Investments, Inc.	7,501,444	Nov. 19, 2022
Pharmaco Investments, Inc.	7,501,446	Aug. 14, 2022
Pharmaco Investments, Inc.	8,669,253	Mar. 14, 2029

II.	Patent Applications

Owner	Application Number	Expiration Date
X-Chem, Inc.	61/152,508	N/A
X-Chem, Inc.	13/147,910	N/A
X-Chem, Inc.	61/531,820	N/A
X-Chem, Inc.	61/536,929	N/A
X-Chem, Inc.	14/343,306	N/A
X-Chem, Inc.	61/584,593	N/A
X-Chem, Inc.	61/584,569	N/A
X-Chem, Inc.	61/671,406	N/A
X-Chem, Inc.	14/370,854	N/A
X-Chem, Inc.	61/715,116	N/A
X-Chem, Inc.	14/370,879	N/A
X-Chem, Inc.	61/901,899	N/A
X-Chem, Inc.	62/043,275	N/A
X-Chem, Inc.	14/414,326	N/A
X-Chem, Inc.	62/098,037	N/A

Trademarks

III.	Registered Trademarks

Owner	Mark	Registration Number	Expiration Date

Clinical Research Advantage, Inc.	CLINICAL RESEARCH ADVANTAGE	3637316	Jun. 16, 2019

Clinical Research Advantage, Inc.	CLINICAL RESEARCH ADVANTAGE	3597155	Mar. 31, 2019

CNS Research Science, Inc.	CNS	3431297	May 20, 2018

CNS Research Science, Inc.	CNS	3431298	May 20, 2018

CNS Research Science, Inc.	CNS	3431299	May 20, 2018

CNS Research Science, Inc.	CNS	3431300	May 20, 2018

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3966684	Aug. 24, 2021

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3962188	May 17, 2021

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3962189	May 17, 2021

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3962190	May 17, 2021

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3966685	May 24, 2021

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	4084213	Jan. 10, 2022

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3449533	Jun. 17, 2018

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3449534	Jun. 17, 2018

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3449535	Jun. 17, 2018

CNS Research Science, Inc.	CNS COMPREHENSIVE NEUROSCIENCE	3449536	Jun. 17, 2018

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4156802	Jun. 12, 2022

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4156803	Jun. 12, 2022

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4156804	Jun. 12, 2022

Owner	Mark	Registration Number	Expiration Date

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4155886	Jun. 5, 2022

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4148011	May 22, 2022

CNS Research Science, Inc.	COMPREHENSIVE CLINICAL DEVELOPMENT	4155887	Jun. 5, 2022

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500478	Sep. 9, 2018

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500479	Sep. 9, 2018

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500480	Sep. 9, 2018

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500781	Sep. 9, 2018

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500482	Sep. 9, 2018

CNS Research Science, Inc.	COMPREHENSIVE NEUROSCIENCE	3500483	Sep. 8, 2018

Radiant Research, Inc.	RADIANT RESEARCH	2511395	Nov. 27, 2021

Pharmaco Investments, Inc.	“CG++”	2,136,203	Feb. 10, 2018

Pharmaco Investments, Inc.	“CROSSGRAPHS”	2,084,758	July 29, 2017

Pharmaco Investments, Inc.	“PPD” (Word Mark)	2,435,414	Mar. 13, 2021

Pharmaco Investments, Inc.	“PPD”	2,332,213	Mar. 21, 2020

Pharmaco Investments, Inc.	“PPD QUERYDIRECT”	2,644,316	Oct. 29, 2022

Pharmaco Investments, Inc.	“TABLETRANS”	2,179,522	Aug. 4, 2018

Pharmaco Investments, Inc.	“PRECLARUS”	4,573,756	Jul. 22, 2024

Acurian, Inc.	“ACURIAN RECRUITMENT MANAGER”	3,971,039	May 31, 2021

Acurian, Inc.	“YOUR PATIENTS HOLD THE PROMISE FOR TOMORROW’S CURES”	3,723,631	Dec. 8, 2019

Acurian, Inc.	“CLICK IT FORWARD”	3,819,261	Jul. 13, 2020

Acurian, Inc.	“ACURIAN” (Plus Design)	2,697,439	Mar. 18 2023

Acurian, Inc.	“ACURIAN”	2,566,246	Apr. 30, 2022

Acurian, Inc.	“ACURIAN HEALTH”	4,411,824	Oct. 1, 2023

Acurian, Inc.	[LOGO]	4,429,550	Nov. 5, 2023

Acurian, Inc.	“ACURIAN RETENTION MANAGER”	4,621,574	Oct. 14, 2024

IV.	Trademark Applications

Owner	Mark	Application Number	Expiration Date
Pharmaco Investments, Inc.	“TRIMENTUM”	86303607	N/A

Copyrights

V.	Registered Copyrights

Owner	Full Title	Registration Number	Registration Date
PPD Development, L.P.	PPD Clinical Foundation Program, Volumes I and II, Training Materials, Version February 2009	TXu001615996	May 14, 2009

PPD Development, L.P.	Richmond Labs User Guide	TXu001060523	March 29, 2002

Domain Names

VI.	Domain Names

Domain Name	Registrar
afrezzaremssurvey.com	Network Solutions
btodrems.com	Network Solutions
btodrems.info	Network Solutions
btodrems.net	Network Solutions
btodrems.org	Network Solutions
btodremspatientssurveys.com	Network Solutions
btodremsprescriberssurveys.com	Network Solutions
clinicalresearchonline.net	Network Solutions
clinicalresearchtrials.net	Network Solutions
clinicalsolutionsnetwork.com	Network Solutions
clinicaltrial.com	Network Solutions
clinicaltrial.net	Network Solutions
clinicaltrials.com	Network Solutions
clinicaltrialsolutions.net	Network Solutions
clinicaltrialsusa.com	Network Solutions
clinicaltrialsusa.net	Network Solutions
clinicaltrialusa.net	Network Solutions
clinicaltrialweek.com	Network Solutions

clinicaltrialweek.net	Network Solutions
clinicaltrialworld.com	Network Solutions
clinicaltrialworld.net	Network Solutions
clinicaltrialz.com	Network Solutions
clinicaltrialz.net	Network Solutions
crohnsregistry.org	Network Solutions
doyourpartsurvey.com	Network Solutions
druginfo.com	Network Solutions
farydakremssurvey1.com	Network Solutions
farydakremssurvey2.com	Network Solutions
farydakremssurveys.com	Network Solutions
importantcliinicaltrials.com	Network Solutions
importantcliinicaltrials.net	Network Solutions
importantclinicaltrials.com	Network Solutions
importantclinicaltrials.net	Network Solutions
justclinicaltrials.com	Network Solutions
justclinicaltrials.net	Network Solutions
krystexxasurvey.com	Network Solutions
medcompregnancyregistry2.com	Network Solutions
ppd.com	Network Solutions
ppdesurvey.com	Network Solutions
ppdeventnet.com	Network Solutions
ppdglobalview.com	Network Solutions
ppdi.am	Network Solutions
ppdi.be	Network Solutions
ppdi.biz	Network Solutions
ppdi.br.com	Network Solutions
ppdi.cn.com	Network Solutions
ppdi.co.uk	Network Solutions
ppdi.com	Network Solutions
ppdi.com.es	Network Solutions
ppdi.com.mx	Network Solutions
ppdi.com.tw	Network Solutions
ppdi.de.com	Network Solutions
ppdi.eu.com	Network Solutions
ppdi.gb.com	Network Solutions
ppdi.in	Network Solutions
ppdi.tv	Network Solutions
ppdi.tw	Network Solutions
ppdi.us	Network Solutions
ppdi.us.com	Network Solutions
ppdi.za.com	Network Solutions
ppdicloud.com	Network Solutions
preclarus.com	Network Solutions
staging-btodremspatientssurveys.com	Network Solutions

staging-btodremsprescriberssurveys.com	Network Solutions
topclinicaltrials.com	Network Solutions
topclinicaltrials.net	Network Solutions
ppdi.ch	SafeNames
ppdi.cl	SafeNames
ppdi.co.il	SafeNames
ppdi.com.au	SafeNames
ppdi.cz	SafeNames
ppdi.dk	SafeNames
ppdi.fr	SafeNames
ppdi.gr	SafeNames
ppdi.hk	SafeNames
ppdi.hu	SafeNames
ppdi.it	SafeNames
ppdi.jp	SafeNames
ppdi.kr	SafeNames
ppdi.nl	SafeNames
ppdi.pe	SafeNames
ppdi.pl	SafeNames
ppdi.pt	SafeNames
ppdi.ru	SafeNames
ppdi.se	SafeNames
ppdi.sg	SafeNames
ppdisnbl.com	SafeNames
ppdi-snbl.com	SafeNames
ppdisnbl.jp	SafeNames
ppdi-snbl.jp	SafeNames
ppdsnbl.co.jp	SafeNames
ppdsnbl.jp	SafeNames
ppd-snbl.jp	SafeNames

Schedule IV

to the Security Agreement

Commercial Tort Claims

None.

Schedule V

to the Security Agreement

Equipment and Inventory

Grantor	Mailing Address	County	State

Acurian, Inc.	2 Walnut Grove Drive Suite 375 Horsham, PA 19044	Montgomery	PA

ATP, LLC	5150 McCrimmon Parkway Suite 411 Morrisville, NC 27560-7200	Wake	NC

	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

Applied Bioscience International, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

Clinical Research Advantage, Inc.	2141 East Broadway Road Tempe, AZ 85282	Maricopa	AZ

	11080 East Artesia Blvd, A, Cerritos, CA 90703	Los Angeles County	CA

	80-15 164th Street, 1st Floor, Jamaica, NY 11432	Queens County	NY

	4228 Wisconsin Ave NW, Washington, DC 20016	N/A	D.C.

	6065 Roswell Road, Suite 820, Atlanta, GA 30328	Fulton County	GA

CNS Research Science, Inc.	2141 East Broadway Road Tempe, AZ 85282	Maricopa	AZ

	1455 West Chandler Blvd, A1, Chandler, AZ 85224	Maricopa	AZ

	5620 West Thunderbird Road, G2, Glendale, AZ 85306	Maricopa	AZ

	1840 East Baseline Road, C2, Tempe, AZ 85283	Maricopa	AZ

	9150 West Indian School Road, # 118 Phoenix, AZ 85037	Maricopa	AZ

	7600 N 15th Street, 190, Phoenix, AZ 85020	Maricopa	AZ

	4350 East Camelback Rd, F150, Phoenix, AZ	Maricopa	AZ

	726 North Greenfield Road, 110, Gilbert, AZ 85234	Maricopa	AZ

Grantor	Mailing Address	County	State

	2310 East Brown Rd, Mesa, AZ 85213	Maricopa	AZ

	2905 West Warner Rd, 25, Chandler, AZ 85224	Maricopa	AZ

	5151 East Broadway Rd, 107, Mesa, AZ 85206	Maricopa	AZ

	6301 Mountain Vista Street, 108, Henderson, NV 89014	Clark County	NV

	2629 West Horizon Ridge Pkwy, 130, Henderson, NV 89052	Clark County	NV

	2481 Professional Court, Las Vegas, NV 89128	Clark County	NV

	8258 Hascall St, Omaha, NE	Douglas County	NV

	201 Ridge Street, 201, Council Bluffs, IA 51503	Pottawattamie County	IA

	2405 Research Parkway, Colorado Springs, CO 80920	El Paso County	CO

	6340 Barnes Road, Colorado Springs, CO 80922	El Paso County	CO

	2610 Tenderfoot Hills Street, 102, Colorado Springs, CO 80906	El Paso County	CO

	145 Thunder Drive, Vista, CA 92083	Rio Grande County	CO

	2562 State Street, D, Carlsbad, CA 92008	San Diego County	CA

	991 South Kenmore Drive, Evansville, IN 47714	Vanderburgh County	IN

	3501 Washington Ave, Evansville, IN 47714	Vanderburgh County	IN

	832 Princeton Ave SW, Birmingham, AL 35211	Jefferson County	AL

	2000 East Greenville Street, 1600, Anderson, SC 29621	Anderson County	SC

	3440 DePaul Lane, Bridgeton, MO 63044	St. Louis County	MO

	2230 South Fraser Street, Unit 1, Denver, CO 80014	Arapahoe	CO

	7030 S Yosemite St, 210, Centennial, CO 80112	Arapahoe	CO

	1455 West Chandler Blvd, A1, Chandler, AZ 85224	Maricopa	AZ

	5620 West Thunderbird Road, G2, Glendale, AZ 85306	Maricopa	AZ

Grantor	Mailing Address	County	State

	1840 East Baseline Road, C2, Tempe, AZ 85283	Maricopa	AZ

	9150 West Indian School Road, # 118 Phoenix, AZ 85037	Maricopa	AZ

	7600 N 15th Street, 190, Phoenix, AZ 85020	Maricopa	AZ

Innova Holdings, Inc.	2141 East Broadway Road Tempe, AZ 85282	Maricopa	AZ

Jaguar Cayman Finance Limited	Walker House, 87 Mary Street Georgetown Grand Cayman KY1-9005 Cayman Islands	N/A	N/A

Jaguar Holding Company I	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

Jaguar Holding Company II	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

Pharmaceutical Product Development, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

Pharmaco Investments, Inc.	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

PPD AERONAUTICS, LLC	1831 Hewlett Drive Wilmington, NC 28405-8660	New Hanover	NC

PPD Development, L.P.	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

	2240, 2244 & 2246 Dabney Road Richmond, VA 23230-3323	Henrico	VA

	2245 Dabney Road Suite 245 Richmond, VA 23230	Henrico	VA

	2248 Dabney Road Suites A-N Richmond, VA 23230-3323	Henrico	VA

	2200-2224 Tomlynn Street Suites 2200-2216 Richmond, VA 23230-333	Henrico	VA

	5516 Falmouth Street, #301ABC Richmond, VA 23230	Henrico	VA

	3230 Deming Way Middleton, WI 53562-1475	Dane	WI

	8500 Research Way Middleton, WI 53562-4663	Dane	WI

	8551 Research Way Middleton, WI 53562-4663	Dane	WI

Grantor	Mailing Address	County	State

	8556 Research Way, Suite 90 Middleton, WI 53562-4663	Dane	WI

	1600 Aspen Commons, Suite 500 Middleton, WI 53562	Dane	WI

	Sorrento South Corporate Center 9330 Scranton Road, Suite 200 San Diego, CA 92121	San Diego	CA

	2400 Research Boulevard, Suite 200 Rockville, MD 20850	Montgomery	MD

	The Neuman Building 3575 Quakerbridge Rd., Suite 201 Hamilton, NJ 08619	Hamilton	NJ

	5150 McCrimmon Parkway Suite 411 Morrisville, NC 27560-7200	Wake	NC

	3900 North Paramount Parkway Morrisville, NC 27560-7200	Wake	NC

	3900 South Paramount Parkway Morrisville, NC 27560-7200 (Portions of the Building)	Wake	NC

	1400 Perimeter Park Drive Morrisville, NC 27560-7200	Wake	NC

	1800 Perimeter Park Drive Suite 275 Morrisville, NC 27560-7200	Wake	NC

	980 Harvest Drive Suites 110, 130 and 210 Blue Bell, PA 19422-1955	Montgomery	PA

	7551 Metro Center Drive, Suite 200 Austin, TX 78744	Travis	TX

	7901 E. Riverside Drive, Building One Austin, TX 78744	Travis	TX

	Fleming House Phoenix Crescent Strathclyde Business Park Belshill, Lanarkshire ML4 3NJ UK	N/A	N/A

	Fleming House II Phoenix Crescent Strathclyde Business Park Belshill, Lanarkshire ML4 3NJ UK	N/A	N/A

Grantor	Mailing Address	County	State

	Kleine Kloosterstraat 19 1932 St. Stevens Woluwe Brussels Belgium	N/A	N/A

PPD Global Central Labs, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

	2 Tesseneer Drive	Campbell	KY
Highland Heights, KY 41076-9167

PPD GP, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

PPD Holdings, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

PPD Investigator Services, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

PPD Services, Inc.	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

PPD Vaccines and Biologics, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC
	466 Devon Park Drive Wayne, PA 19087-1816	Delaware	PA

Radiant Research, Inc.	2141 East Broadway Road Tempe, AZ 85282	Maricopa	AZ

	11661 College Blvd Overland Park, KS 66210	Johnson County	KS

	4720 Hoen Ave Santa Rosa, CA 95405	Sonoma County	CA

	7700 France Avenue South Suite 100 Edina, MN 55435	Hennepin County	MN

	530 S. Main St., Suite 1712 Akron OK 44311	Summit County	OH

	7555 E. Osborn Road, Suite 200 Scottsdale, AZ 85251	Maricopa	AZ

	7331 E. Osborn Road, Suite 180 Scottsdale, Arizona 85251	Maricopa	AZ

	11500 Northlake Drive, Suite 320 Cincinnati, OH 45249	Hamilton County	OH

	1275 Olentangy River Rd. Suite 202 Columbus, OH 43212	Franklin County	OH

	522 Memorial Drive Greer, SC 29651	Spartanburg County	SC

Grantor	Mailing Address	County	State

	1657 E. Greenville St. Anderson, SC 29621	Anderson County	SC

	7515 Greenville Ave, Suite 500 Dallas, TX 75231	Dallas	TX

	6290 East Grant Road Tucson, AZ 85712	Prime County	AZ

	6010 & 6026 Park Blvd. Pinellas Park, FL 33781	Pinellas County	FL

	675 Old Ballas Suite 200 St. Louis, MO 63141	St. Louis County	MO

	515 N. State Street 2700 Chicago, IL 60654	Cook County	IL

	2081 W. Frye Rd, Suite 208 Chandler, AZ 85224	Maricopa	AZ

	5251 South Green Street Suite 300, Murray, UT 84123	Salt Lake County	UT

	8122 Datapoint Drive Suite 1010 San Antonio, TX 78229	Bexar County	TX

	7250 France Avenue South, Suites 416 & 417 Edina, MN 55435	Hennepin County	MN

River Ventures, LLC	929 North Front Street Wilmington, NC 28401-3331	New Hanover	NC

WILDCAT ACQUISITION HOLDINGS (UK) LIMITED	Granta Park, Great Abington, Cambridge, CB21 6GQ United Kingdom	N/A	N/A

X-Chem, Inc.	100 Beaver Street, Suite 101 Waltham, MA 02453	Middlesex	MA

Exhibit A to the

Security Agreement

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Credit Suisse AG, Cayman Islands Branch,

as the Collateral Agent for the

Secured Parties referred to in the

Credit Agreement referred to below

Eleven Madison Avenue

5th Floor

New York, NY 10010

Attn: Nirmala Durgana / Jiana Ahumada

Phone: (212) 538-3525

Email: list.ops-collateral@credit-suisse.com

[Name of Additional Grantor]

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of August 18, 2015 (as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”) among JAGUAR HOLDING COMPANY II, a Delaware corporation, PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC, a Delaware limited liability company, JAGUAR HOLDING COMPANY I, a Delaware corporation, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer, and the other parties party thereto and (ii) the Security Agreement dated August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Collateral Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).

Section 1. Grant of Security. The undersigned hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and the undersigned hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned (including all Accounts, cash and Cash Equivalents, Chattel Paper, Commercial Tort Claims set forth on Schedule IV of the Security Agreement (as supplemented), Deposit Accounts, Documents, Equipment, Fixtures (subject to Section 21 of the Security Agreement), General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Security Collateral, Agreement Collateral, Intellectual Property Collateral, and the other Collateral referred to in clauses (q), (r) and (s) of Section 1 of the Security Agreement), except for any Excluded Assets, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Section 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement with respect to itself (as supplemented by the attached supplemental schedules) as of the date hereof.

Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned and that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be.

Section 6. Governing Law; Jurisdiction; Etc. (a) THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK

STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Very truly yours,

[NAME OF ADDITIONAL GRANTOR]

By:
Name:
Title:

Address for notices:

[Signature Page to Security Agreement Supplement]

Exhibit B to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated [ ] [ ], 201[], is among the Persons listed on the signature pages hereof (collectively, the “Grantors”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Jaguar Holding Company I, a Delaware corporation, Jaguar Holding Company II, a Delaware corporation, and Pharmaceutical Product Development, LLC, a Delaware limited liability company, have entered into the Credit Agreement dated as of August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders, the L/C Issuers and the Administrative Agent. Capitalized terms defined in the Credit Agreement or in the Security Agreement (as defined below) and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as the case may be (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).

WHEREAS, as a condition precedent to the making of the Loans by the Lenders from time to time and the issuance of Letters of Credit by the L/C Issuers from time to time, the entry into Secured Hedge Agreements by the Hedge Banks from time to time and the entry into Secured Cash Management Agreements by the Cash Management Banks from time to time, each Grantor has executed and delivered that certain Security Agreement dated August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Collateral Agent.

WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed thereunder to execute this IP Security Agreement for recording with the USPTO and/or the USCO, as applicable.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired by the undersigned (the “Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and so long as creation of a security interest therein or the assignment thereof would result in the loss of any material rights therein), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) all copyrights, whether registered or unregistered, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing;

provided that notwithstanding anything to the contrary contained in the foregoing clauses (i) through (vi), the security interest created hereby shall not extend to, and the term “Collateral” shall not include, any Excluded Assets.

Section 2. Security for Obligations. The grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations that would be owed by such Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, or reorganization or similar proceeding involving a Loan Party.

Section 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement.

Section 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

Section 6. Governing Law; Jurisdiction; Etc. (a) THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS IP SECURITY AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS IP SECURITY AGREEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS IP SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER

FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

[ONLY TO INCLUDE ENTITIES WHICH OWN IP]

By:
Name:
Title:

[Signature Page to Intellectual Property Security Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Intellectual Property Security Agreement]

Exhibit C to the

Security Agreement

FORM OF INTELLECTUAL PROPERTY AGREEMENT SUPPLEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this “IP Security Agreement Supplement”) dated [_________], is made by the Person listed on the signature page hereof (the “Grantor”) in favor of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Jaguar Holding Company I, a Delaware corporation, Jaguar Holding Company II, a Delaware corporation, and Pharmaceutical Product Development, LLC, a Delaware limited liability company, have entered into the Credit Agreement dated as of August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders, the L/C Issuers and the Administrative Agent. Capitalized terms defined in the Credit Agreement or in the Security Agreement (as defined below) and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement, as the case may be (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).

WHEREAS, pursuant to the Credit Agreement, the Grantors have executed and delivered or otherwise become bound by that certain Security Agreement dated August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) and that certain Intellectual Property Security Agreement dated 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Grantor has agreed to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in any after-acquired intellectual property collateral of the Grantor and has agreed in connection therewith to execute this IP Security Agreement Supplement for recording with the USPTO and/or the USCO, as applicable.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

Section 1. Grant of Security. Each Grantor hereby collaterally assigns and pledges to the Collateral Agent, for the benefit of the Secured Parties, and each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in and to the following (the “Additional Collateral”):

(i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);

(ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and so long as creation of a security interest therein or the assignment thereof would result in the loss of any material rights therein), together with the goodwill symbolized thereby (the “Trademarks”);

(iii) the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

(iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;

(v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the foregoing or arising from any of the foregoing;

provided that, notwithstanding anything to the contrary contained in the foregoing clauses (i) through (vi), the security interest created hereby shall not extend to, and the term “Additional Collateral,” shall not include any Excluded Assets.

Section 2. Supplement to Security Agreement. Schedule III to the Security Agreement is, effective as of the date hereof, hereby supplemented to add to such Schedule the Additional Collateral.

Section 3. Security for Obligations. The grant of a security interest in the Additional Collateral by the Grantor under this IP Security Agreement Supplement secures the payment of all Secured Obligations of the Grantor now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement Supplement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 4. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks record this IP Security Agreement Supplement.

Section 5. Grants, Rights and Remedies. This IP Security Agreement Supplement has been entered into in conjunction with the provisions of the Security Agreement. The Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Additional Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this IP Security Agreement Supplement and the terms of the Security Agreement, the terms of the Security Agreement shall govern.

Section 6. Governing Law; Jurisdiction; Etc. (a) THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS IP SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS IP SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS IP SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS IP SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY

SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS IP SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Grantor has caused this IP Security Agreement Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name:
Title:

Address for notices:

[Signature Page to Intellectual Property Security Agreement Supplement]

SECURITY AGREEMENT SUPPLEMENT

July 1, 2019

Credit Suisse AG, Cayman Islands Branch,

as the Collateral Agent for the

Secured Parties referred to in the

Credit Agreement referred to below

Eleven Madison Avenue

5th Floor

New York, NY 10010

Attn: Nirmala Durgana / Jiana Ahumada

Phone: (212) 538-3525

Email: list.ops-collateral@credit-suisse.com

OPTIMAL RESEARCH, LLC

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement dated as of August 18, 2015 (as it may hereafter be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time, the “Credit Agreement”) among JAGUAR HOLDING COMPANY II, a Delaware corporation, PHARMACEUTICAL PRODUCT DEVELOPMENT, LLC, a Delaware limited liability company, JAGUAR HOLDING COMPANY I, a Delaware corporation, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent and L/C Issuer, and the other parties party thereto and (ii) the Security Agreement dated August 18, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Grantors from time to time party thereto and the Collateral Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement (and in the event of a conflict, the applicable definition shall be the one given to such term in the Security Agreement).

Section 1. Grant of Security. The undersigned hereby collaterally assigns and pledges to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, and the undersigned hereby grants to the Collateral Agent (and its successors and permitted assigns), for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned (including all Accounts, cash and Cash Equivalents, Chattel Paper, Commercial Tort Claims set forth on Schedule IV of the Security Agreement (as supplemented), Deposit Accounts, Documents, Equipment, Fixtures (subject to Section 21 of the Security Agreement), General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Security Collateral, Agreement Collateral, Intellectual Property Collateral, and the other Collateral referred to in clauses (q), (r) and (s) of Section 1 of the Security Agreement), except for any Excluded Assets, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Section 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Secured Documents (as such Secured Documents may be amended, amended and restated, supplemented, replaced, refinanced or otherwise modified from time to time (including any increases of the principal amount outstanding thereunder)), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations that would be owed by the Grantor to any Secured Party under the Secured Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

Section 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through V to Schedules I through V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

Section 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Security Agreement with respect to itself (as supplemented by the attached supplemental schedules) as of the date hereof.

Section 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned and that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be.

Section 6. Governing Law; Jurisdiction; Etc. (a) THIS SECURITY AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND

MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT OR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT SUPPLEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS SECURITY AGREEMENT SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e) EACH PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT SUPPLEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT SUPPLEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT SUPPLEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6(e) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Very truly yours,
OPTIMAL RESEARCH, LLC

By:	/s/ Roger Smith
	Name:	Roger Smith
	Title:	President

Address for notices:
Pharmaceutical Product Development, LLC
929 North Front Street
Wilmington, NC 28401
Attention: General Counsel
(P) [ ]
(F) [ ]
(E) [ ]

[Signature Page to Security Agreement Supplement]

Schedule I

to the Security Agreement

Location, Chief Executive Office, Type Of Organization, Jurisdiction Of Organization, Organizational

Identification Number, Tax Identification Number and Trade Names

Grantor	Type of Organization	Jurisdiction of Organization	Organizational I.D. No.	Tax I.D. No.	Trade Names	Chief Executive Office
Optimal Research, LLC	Limited Liability Company	Maryland	W15813587	61-1735709	None	15201 Shady Grove Road, Suite 202 Rockville, MD 20850

Changes in Name, Location, Chief Executive Office, Organization Type, Jurisdiction of Organization, Organizational Identification Number or Taxpayer Identification Number Within the Last Five Years

Grantor	Former Legal Name and Date of Change	Former Jurisdiction of Organization	Former Organizational I.D. No.	Former Tax I.D. No.	Former Trade Names	Former Chief Executive Office
Optimal Research, LLC						14808 Physicians Lane Suite 211 Rockville, MD 20850

Schedule II

to the Security Agreement

Pledged Interests

None.

Schedule III

to the Security Agreement

Patents, Trademarks and Copyrights

Patents

I.	Registered Patents

Owner	Registration Number	Expiration Date
None.

II.	Patent Applications

Owner	Registration Number	Expiration Date
None.

Trademarks

III.	Registered Trademarks

Owner	Mark	Registration Number	Expiration Date
Optimal Research, LLC	OPTIMAL RESEARCH INTEGRATED SITE SOLUTIONS	5,129,408	January 24, 2027

IV.	Trademark Applications

Owner	Mark	Registration Number	Expiration Date
None.

Copyrights

V.	Registered Copyrights

Owner	Full Title	Registration Number	Expiration Date
None.

Schedule III

to the Security Agreement

Domain Names

VI.	Domain Names

Domain Name	Registrar
None.

Schedule IV

to the Security Agreement

Commercial Tort Claims

None.

Schedule V

to the Security Agreement

Equipment and Inventory

Grantor	Mailing Address	County	State
Optimal Research, LLC	2089 Cecil Ashburn Drive,	Madison	AL
Suite 203
Huntsville, AL 35802

	4911 Executive Drive,	Peoria	IL
2nd Floor
Peoria, IL 61614

	5920 Friars Road,	San Diego	CA
Suite 200
San Diego, CA 92108

	3030 Venture Lane,	Brevard	FL
Suite 101
Melbourne, FL 32934

	3200 Red River,	Travis	TX
Suite 301
Austin, Texas 78705